Exhibit 10.4

FIRST AMENDMENT

TO

LIMITED LIABILITY PARTNERSHIP AGREEMENT

FIRST AMENDMENT TO LIMITED LIABILITY PARTNERSHIP AGREEMENT, dated 6 April, 2009, effective as of 14 November, 2008 (“First Amendment”), by and among The Royal Bank of Scotland plc, a public limited company incorporated in Scotland (“RBS”), Sempra Commodities, Inc, a Delaware corporation (“SC”), Sempra Energy Holdings VII B.V., a company formed under the laws of the Netherlands (“SEH VII”), Sempra Energy, a California corporation (“Sempra Energy”) and RBS Sempra Commodities LLP, a limited liability partnership formed under the United Kingdom Limited Liability Partnership Act 2000  (the “Partnership”).  RBS, SC, SEH VII, Sempra Energy and the Partnership may be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, the Parties have entered into a Limited Liability Partnership Agreement, dated 1 April 2008, (the “Partnership Agreement”), providing, among other things, for the governance of the Partnership and the mutual rights and duties of its Members; and

WHEREAS, each of the Parties desires to amend and supplement the Partnership Agreement in certain respects as described in this First Amendment.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set out and of other consideration (the receipt and sufficiency of which are acknowledged), the Parties agree as follows:

1.

Amendment of Schedule 3.   Schedule 3 of the Partnership Agreement is hereby amended, supplemented and restated in its entirety to read as set forth on Exhibit A hereto.

2.

Amendment of Clause 12.2.1. Clause 12.2.1 of the Partnership Agreement is hereby amended by the addition of the following sentence at the end of Clause 12.2.1:

"The provisions of Clause 12.1.7 relating to resolutions in writing and participation in meetings by means of any communication equipment shall apply, mutatis mutandis, to any committees of the Board established pursuant to this Clause 12.2.1."

3.

Miscellaneous.

a.

Except as expressly modified hereby, the Partnership Agreement remains in full force and effect.  Upon the execution and delivery hereof, the Partnership Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Partnership Agreement, and this First Amendment and the Partnership Agreement shall henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Partnership Agreement.

b.

This First Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this First Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.  The exchange of copies of this First Amendment and of signature pages by facsimile or email transmission shall constitute effective execution and delivery of this First Amendment as to the Parties and may be used in lieu of the original First Amendment for all purposes.  Signatures of the Parties transmitted by facsimile or email shall be deemed to be their original signatures for all purposes.

c.

This First Amendment shall be governed by, and construed in accordance with, the laws of England.

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In witness whereof this First Amendment has been duly executed.

SIGNED BY THE ROYAL BANK OF SCOTLAND PLC in the presence of:	}
SIGNED BY SEMPRA COMMODITIES, INC. in the presence of:	}	Mark A. Snell, President
SIGNED BY SEMPRA ENERGY HOLDINGS VII B.V. in the presence of:	}	Joseph A. Householder, Managing Director A Dirk Peter Stolp, Managing Director B
SIGNED BY RBS Sempra COMMODITIES LLP in the presence of:	}
SIGNED BY SEMPRA ENERGY (solely for the purposes of Clauses 13.1, 15.1, 15.2, 17, 18.5 and 19.2) in the presence of:	}	Mark A. Snell, Executive Vice President and Chief Financial Officer

EXHIBIT A

Schedule 3

Sempra Utilities

Southern California Gas Company

San Diego Gas & Electric Company

Sempra Pipelines & Storage Corp. (and other Sempra Group subsidiaries, which although not subsidiaries of Sempra Pipelines & Storage Corp., are included within the Sempra Pipelines & Storage Corp. reportable segment for accounting purposes and are related to the natural gas storage or natural gas pipeline business.)

Ecogas Mexico S. de R.L. de C.V.